UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2012

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.

1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

100 CONSTELLATION WAY, BALTIMORE, MARYLAND	21202
(Address of principal executive office)	(Zip Code)

410-470-2800

(Registrant’s telephone number, including area code)

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

2 CENTER PLAZA, 110 WEST FAYETTE STREET, BALTIMORE, MARYLAND	21201
(Address of principal executive offices)	(Zip Code)

410-234-5000

(Registrant’s telephone number, including area code)

MARYLAND

(State of Incorporation of both registrants)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 16, 2012, Constellation Energy Group, Inc. (“Constellation”) and Exelon Corporation (“Exelon”), together with two of their subsidiaries, entered into a Settlement Agreement (the “Settlement Agreement”) with EDF Inc., a wholly-owned subsidiary of Electricité de France, S.A. (“EDF”). Baltimore Gas and Electric Company, Constellation’s regulated electric and gas utility subsidiary, and Exelon Energy Delivery Company, LLC, a wholly-owned subsidiary of Exelon, also are parties to the Settlement Agreement. No payments were made by any of the parties to the Settlement Agreement.

Under the Settlement Agreement, EDF agreed to withdraw its objections to the pending application filed by Constellation and Exelon with the Maryland Public Service Commission (the “Commission”) seeking Commission authorization of the pending merger between Constellation and Exelon. On January 17, 2012, EDF withdrew its objections to the pending application by providing a written notice of withdrawal to the Commission.

The Settlement Agreement also provides for certain amendments to the operating agreement of Constellation Energy Nuclear Group LLC (“CENG”), a joint venture between Constellation and EDF that owns and operates three nuclear facilities with five generating units in Maryland and New York, and to two service agreements between Constellation and CENG. These amendments, which are outlined in Appendix A to the Settlement Agreement, will become effective upon, and are subject to, the consummation of the pending merger between Constellation and Exelon unless implementation and enforcement of the Settlement Agreement is stayed or enjoined by the Commission, another regulatory agency having competent jurisdiction over the matter, or a court having competent jurisdiction over the matter. The amendments to CENG’s Second Amended and Restated Operating Agreement, dated as of November 6, 2009 (as subsequently amended), include giving EDF the right to appoint CENG’s chief financial officer, restricting EDF and Exelon from paying compensation to certain officers of CENG, imposing an additional “no hire” restriction on Exelon with respect to CENG and EDF employees for a period of two years from the merger closing date, addressing certain matters involving CENG’s dealings with Exelon’s suppliers of goods and services, modifying provisions in the operating agreement addressing commercial relationships between CENG and Exelon and giving EDF and CENG certain audit rights to confirm compliance with provisions of the operating agreement. The Settlement Agreement also provides for revision of the amounts that Constellation charges CENG under the Administrative Services Agreement and the Power Services Agency Agreement.

The Settlement Agreement obligates Exelon and EDF to negotiate in good faith to document and execute all of these amendments promptly following completion of the Constellation-Exelon merger, but also states that the amendments will be considered binding and enforceable immediately following consummation of the merger, despite the absence of signed, definitive amendment documentation unless implementation and enforcement of the Settlement Agreement is stayed or enjoined by the Commission, another regulatory agency having competent jurisdiction over the matter, or a court having competent jurisdiction over the matter.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the foregoing, Constellation and Exelon issued a joint press release, which is attached hereto as Exhibit 99.1.

* * * * *

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon and Constellation, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the proposed merger. For example, (1) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (2) conditions to the closing of the merger may not be satisfied; (3) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (9) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Exelon, Constellation or the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; (3) Constellation’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; and (4) Constellation’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors and ITEM 5. Other Information, (b) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Notes to Consolidated Financial Statements, Commitments and Contingencies . These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Exelon filed with the SEC and that the SEC declared effective on October 11, 2011 in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find it

In connection with the proposed merger between Exelon and Constellation, Exelon filed with the SEC a Registration Statement on Form S-4 that included the definitive joint proxy statement/prospectus. The Registration Statement was declared effective by the SEC on October 11, 2011. Exelon and Constellation mailed the definitive joint proxy statement/prospectus to their respective security holders on or about October 12, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders may obtain copies of all documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite 600C, Baltimore, MD 21202.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

10.1	Settlement Agreement Between EDF Inc. (“EDF”) and Exelon Corporation (“Exelon”), Exelon Energy Delivery Company, LLC (“EEDC, LLC”), Constellation Energy Group, Inc. (“Constellation”) and Baltimore Gas and Electric Company (“BGE”), dated January 16, 2012

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	January 19, 2012	/s/ Charles A. Berardesco
Charles A. Berardesco
Senior Vice President and General Counsel

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	January 19, 2012	/s/ Charles A. Berardesco
Charles A. Berardesco
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Settlement Agreement Between EDF Inc. (“EDF”) and Exelon Corporation (“Exelon”), Exelon Energy Delivery Company, LLC (“EEDC, LLC”), Constellation Energy Group, Inc. (“Constellation”) and Baltimore Gas and Electric Company (“BGE”), dated January 16, 2012

99.1	Press Release